RATEMAKING JURISDICTIONS AND REGULATORY AGENCIES

The Company is subject to regulation by the Arizona Corporation Commission (ACC), the Public Utilities Commission of Nevada (PUCN) and the California Public Utilities Commission (CPUC).  These commissions regulate public utility rates, practices, facilities and service territories in their respective states.

The Federal Energy Regulatory Commission (FERC) regulates a wholly owned subsidiary of the Company, Paiute Pipeline Company (Paiute), and the rates it charges for transportation of gas directly to certain end-users and the transportation and storage of gas to various local distribution companies for resale in northern Nevada and northern California.

Shown below is a list of the Company's ratemaking jurisdictions and the corresponding regulatory agency having jurisdiction:

Ratemaking Jurisdiction	Regulatory Agency
Arizona:	Arizona Corporation Commission
	1200 West Washington	Web site: www.cc.state.az.us
Phoenix, AZ 85007-2996
	(602) 542-4251	FAX: (602) 542-2129

California:	California Public Utilities Commission
Northern	505 Van Ness Avenue	Web site: www.cpuc.ca.gov
Southern	San Francisco, CA 94102-3298
South Lake Tahoe	(415) 703-2782	FAX: (415) 703-1758

Nevada:	Public Utilities Commission of Nevada
Northern	1150 East William Street	Web site: http://pucweb1.state.nv.us/pucn
Southern	Carson City, NV 89701-3109
	(775) 684-6101	FAX: (775) 684-6110

Nevada/California:	Federal Energy Regulatory Commission
Paiute	888 First Street, N.E.	Web site: www.ferc.gov
Washington, DC 20426
	(202) 502-6088	FAX: (202) 208-0147

A list of the commissioners appointed or elected to the various regulatory agencies follows this page.

SUMMARY OF COMMISSIONER STATUS BY JURISDICTION
April 2009

ARIZONA
Five members, elected statewide to four-year staggered terms. Governor appoints replacements, if position is vacated.
	Chairman Kristin K. Mayes	Rep.	Term ends 12/31/2010
	Commissioner Sandra D. Kennedy	Rep.	Term ends 12/31/2013
	Commissioner Paul Newman	Rep.	Term ends 12/31/2013
	Commissioner Bob Stump	Rep.	Term ends 12/31/2013
	Commissioner Gary Pierce	Rep.	Term ends 12/31/2010
Interim Executive Director Michael P. Kearns
CALIFORNIA
Five members, appointed to six-year staggered terms by Governor and confirmed by Senate.
	President Michael R. Peevey	Dem.	Term ends 12/31/2014
	Commissioner Rachelle Chong	Rep.	Term ends 12/31/2014
	Commissioner Dian M. Grueneich	Dem.	Term ends 12/31/2010
	Commissioner John A. Bohn	Rep.	Term ends 12/31/2011
	Commissioner Timothy Alan Simon	Rep.	Term ends 12/31/2012
Executive Director Paul Clanon
NEVADA
Three members, appointed to four-year staggered terms by Governor; no confirmation required.
	Chairman Jo Ann P. Kelly	Ind.	Term ends 9/30/2009
	Commissioner Sam Thompson	Rep.	Term ends 9/30/2012
	Commissioner Rebecca Wagner	Rep.	Term ends 9/30/2011
Secretary Crystal Jackson
FERC
Five members, appointed to five-year staggered terms by President and confirmed by U.S. Senate.
	Chairman Jon Wellinghoff	Dem.	Term ends 6/30/2013
	Commissioner Suedeen G. Kelly	Dem.	Term ends 6/30/2009
	Commissioner Philip D. Moeller	Rep.	Term ends 6/30/2010
	Commissioner Marc Spitzer	Rep.	Term ends 6/30/2011
Vacancy
Secretary Kimberly D. Bose

ANALYSIS OF GENERAL RATE CASE DECISIONS FOR THE YEARS 2003 TO PRESENT

					PERCENT	OVERALL	RATE OF
					AUTHORIZED	RATE	RETURN ON
			ADDITIONAL	ADDITIONAL	OF	OF	COMMON
	FILING	EFFECTIVE	MARGIN	MARGIN	REQUESTED	RETURN	EQUITY
JURISDICTION	DATE	DATE	REQUESTED	AUTHORIZED	AMOUNTS	GRANTED	GRANTED
			($mm)	($mm)

NEVADA
Docket No. 04-3011 (No. NV)	03/08/04	09/01/04	8.6	6.4	74	8.56	10.50
Docket No. 04-3011 (So. NV)	03/08/04	09/01/04	18.9	7.3	39	7.45	10.50
Docket No. 06-05019 (So. NV)	05/15/06	11/01/06	2.5	2.5	100	7.64	10.50
Docket No. 07-05015 (So. NV)	05/15/07	11/01/07	1.3	1.3	100	7.76	10.50
Docket No. 08-05008 (So. NV)	05/15/08	11/01/08	(0.8)	(0.8)	100	7.79	10.50
Docket No. 09-04003 (No. NV)	04/03/09		1.7
Docket No. 09-04003 (So. NV)	04/03/09		28.8

ARIZONA
Docket No. G-0155A-04-0876	12/09/04	03/01/06	66.9	49.3	74	8.40	9.50
Docket No. G-0155A-07-0504	08/31/07	12/01/08	49.3	33.5	68	8.86	10.00

CALIFORNIA
Application 02-02-012 (So. CA)	02/13/02	05/08/03	5.7	3.6	63	9.17	10.90
Application 02-02-012 (No. CA)	02/13/02	05/08/03	4.4	3.8	86	9.17	10.90
Advice Letter No. 707 (So. CA)	03/25/04	01/01/04	2.2	2.2	100	9.17	10.90
Advice Letter No. 707 (No. CA)	03/25/04	01/01/04	0.8	0.8	100	9.17	10.90
Advice Letter No. 722 (So. CA)	11/01/04	01/01/05	1.6	1.6	100	8.74	10.38
Advice Letter No. 722 (No. CA)	11/01/04	01/01/05	0.3	0.3	100	8.74	10.38
Advice Letter No. 747-A (So. CA)	11/23/05	04/13/06	3.4	2.2	65	8.74	10.38
Advice Letter No. 747-A (No. CA)	11/23/05	04/13/06	1.1	0.8	72	8.74	10.38
Advice Letter No. 769 (So. CA)	11/17/06	01/01/07	2.3	2.3	100	8.74	10.38
Advice Letter No. 769 (No. CA)	11/17/06	01/01/07	0.4	0.4	100	8.74	10.38
Advice Letter No. 789 (So. CA)	11/01/07	01/01/08	1.7	1.7	100	8.74	10.38
Advice Letter No. 789 (No. CA)	11/01/07	01/01/08	0.4	0.4	100	8.74	10.38
Application 07-12-022 (So. CA)	12/21/07	01/01/09	7.1	2.4	34	7.87	10.50
Application 07-12-022 (No. CA)	12/21/07	01/01/09	(0.1)	(1.0)	NM	8.99	10.50
Application 07-12-022 (So. Lake Tahoe)	12/21/07	01/01/09	2.1	1.8	86	8.99	10.50

FERC
Docket No. RP05-163	01/28/05	08/01/05	1.7	(2.5)	NM	[1]	[1]
Docket No. RP09-406	02/27/09		3.9

[1] Stipulation - Not Identified in Order

SUMMARY OPERATING RESULTS	YEAR ENDED DECEMBER 31,
(In thousands, except per share amounts)	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999
Results of Consolidated Operations
Contribution to net income - gas operations	$53,747	$72,494	$71,473	$33,670	$48,354	$34,211	$39,228	$32,626	$33,908	$35,473
Contribution to net income - construction services	7,226	10,752	12,387	10,153	8,421	4,291	4,737	4,530	4,403	3,837
Net income	$60,973	$83,246	$83,860	$43,823	$56,775	$38,502	$43,965	$37,156	$38,311	$39,310

Basic earnings per share	$1.40	$1.97	$2.07	$1.15	$1.61	$1.14	$1.33	$1.16	$1.22	$1.28
Diluted earnings per share	$1.39	$1.95	$2.05	$1.14	$1.60	$1.13	$1.32	$1.15	$1.21	$1.27

Average outstanding common shares	43,476	42,336	40,566	38,132	35,204	33,760	32,953	32,122	31,371	30,690
Average shares outstanding (assuming dilution)	43,775	42,714	40,975	38,467	35,488	34,041	33,233	32,398	31,575	30,965

Results of Natural Gas Operations
Gas operating revenues	$1,791,395	$1,814,766	$1,727,394	$1,455,257	$1,262,052	$1,034,353	$1,115,900	$1,193,102	$870,711	$791,155
Net cost of gas sold	1,055,977	1,086,194	1,033,988	828,131	645,766	482,503	563,379	677,547	394,711	330,031
Operating margin	735,418	728,572	693,406	627,126	616,286	551,850	552,521	515,555	476,000	461,124
Operations and maintenance expense	338,660	331,208	320,803	314,437	290,800	266,862	264,188	253,026	231,175	221,258
Depreciation and amortization	166,337	157,090	146,654	137,981	130,515	120,791	115,175	104,498	94,689	88,254
Taxes other than income taxes	36,780	37,553	34,994	39,040	37,669	35,910	34,565	32,780	29,819	27,610
Operating income	193,641	202,721	190,955	135,668	157,302	128,287	138,593	125,251	120,317	124,002
Other income (expense)	(13,469)	4,850	10,049	5,087	1,611	2,955	3,108	7,694	(1,765)	(2,925)
Net interest deductions	83,096	86,436	85,567	81,595	78,137	76,251	78,505	78,746	68,892	61,597
Net interest deductions on subordinated debentures	7,729	7,727	7,724	7,723	7,724	2,680	-	-	-	-
Preferred securities distributions	-	-	-	-	-	4,180	5,475	5,475	5,475	5,475
Income before income taxes	89,347	113,408	107,713	51,437	73,052	48,131	57,721	48,724	44,185	54,005
Income tax expense	35,600	40,914	36,240	17,767	24,698	13,920	18,493	16,098	10,277	18,532
Contribution to consolidated net income	$53,747	$72,494	$71,473	$33,670	$48,354	$34,211	$39,228	$32,626	$33,908	$35,473

SUMMARY CONSOLIDATED BALANCE SHEET	AT DECEMBER 31,
(In thousands)	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999
ASSETS
Net utility plant	$2,983,307	$2,845,300	$2,668,104	$2,489,147	$2,335,992	$2,175,736	$2,034,459	$1,825,571	$1,686,082	$1,581,102
Other property and investments	124,781	143,097	136,242	118,094	99,879	87,443	87,391	92,511	91,685	84,850
Current assets	438,076	502,459	501,624	542,660	431,993	281,087	261,768	400,149	403,229	209,138
Deferred charges and other assets	274,220	179,332	178,995	78,525	70,252	63,840	49,310	51,381	51,341	48,352
Total assets	$3,820,384	$3,670,188	$3,484,965	$3,228,426	$2,938,116	$2,608,106	$2,432,928	$2,369,612	$2,232,337	$1,923,442
CAPITALIZATION
Common stock equity	$816,285	$776,755	$741,658	$669,206	$605,070	$546,383	$522,707	$504,533	$487,472	$471,877
Accumulated other comprehensive income (loss), net	(19,426)	(12,850)	(13,666)	(41,645)	(10,892)	-	-	-	-	-
Retained earnings	240,982	219,768	173,433	123,574	111,498	84,084	73,460	56,667	45,995	33,548
Preferred securities	-	-	-	-	-	-	60,000	60,000	60,000	60,000
Subordinated debentures	100,000	100,000	100,000	100,000	100,000	100,000	-	-	-	-
Long-term debt, less current maturities	1,185,474	1,266,067	1,286,354	1,224,898	1,162,936	1,121,164	1,092,148	796,351	896,417	859,291
Total capitalization	2,323,315	2,349,740	2,287,779	2,076,033	1,968,612	1,851,631	1,748,315	1,417,551	1,489,884	1,424,716
LIABILITIES
Current maturities of long-term debt	7,833	38,079	27,545	83,215	29,821	6,435	8,705	307,641	8,139	7,931
Current liabilities	502,062	489,853	468,519	537,738	453,210	303,977	304,476	345,400	473,391	256,959
Deferred income taxes	387,539	347,497	308,493	234,739	281,743	277,332	229,358	217,804	204,168	178,438
Other deferred credits	599,635	445,019	392,629	296,701	204,730	168,731	142,074	81,216	56,755	55,398
Total liabilities	1,497,069	1,320,448	1,197,186	1,152,393	969,504	756,475	684,613	952,061	742,453	498,726
Total capitalization and liabilities	$3,820,384	$3,670,188	$3,484,965	$3,228,426	$2,938,116	$2,608,106	$2,432,928	$2,369,612	$2,232,337	$1,923,442

GAS SEGMENT CASH FLOWS	YEAR ENDED DECEMBER 31,
(In thousands)	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999
From operating activities	$261,322	$320,594	$253,245	$214,036	$124,135	$187,122	$281,329	$103,848	$109,872	$165,220
From investing activities	(237,093)	(306,396)	(277,980)	(254,120)	(272,458)	(249,300)	(243,373)	(246,462)	(203,325)	(207,024)
From financing activities	(34,704)	(5,347)	15,989	57,763	143,086	60,815	(49,187)	154,727	95,481	40,674
Net change in cash	$(10,475)	$8,851	$(8,746)	$17,679	$(5,237)	$(1,363)	$(11,231)	$12,113	$2,028	$(1,130)

GAS OPERATIONS SEGMENT
UTILITY PLANT	AT DECEMBER 31,
(In thousands)	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999
Distribution	$3,615,253	$3,419,799	$3,153,399	$2,917,959	$2,706,089	$2,496,708	$2,293,655	$2,104,006	$1,920,357	$1,762,341
General	228,282	219,126	219,527	213,906	206,837	197,693	198,093	188,997	188,686	185,344
Transmission	262,271	256,696	243,989	239,872	233,841	215,907	196,997	187,393	183,842	174,563
Intangible	122,227	119,312	117,251	115,893	112,036	108,215	73,892	66,339	61,675	59,272
Construction work in progress	70,041	61,419	78,402	54,287	31,967	33,543	66,693	50,491	41,727	36,886
Other	32,326	30,815	31,136	31,130	31,141	19,979	20,037	18,096	18,261	25,206
Accumulated depreciation & amortization	(1,347,093)	(1,261,867)	(1,175,600)	(1,083,900)	(985,919)	(896,309)	(814,908)	(789,751)	(728,466)	(662,510)
Net utility plant	$2,983,307	$2,845,300	$2,668,104	$2,489,147	$2,335,992	$2,175,736	$2,034,459	$1,825,571	$1,686,082	$1,581,102

OPERATIONS & MAINTENANCE EXPENSES	YEAR ENDED DECEMBER 31,
(In thousands)	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999
Distribution	$151,586	$148,130	$142,194	$134,271	$126,396	$115,983	$111,091	$108,083	$98,958	$91,603
Administrative and general	106,851	101,100	98,363	104,662	90,111	79,128	74,286	67,542	60,549	58,398
Customer accounts	63,788	67,453	67,472	63,715	60,180	58,458	60,160	57,874	52,456	53,436
Transmission	10,172	8,346	8,276	7,515	7,612	7,264	8,759	9,065	9,002	7,863
Production and storage expenses	3,398	3,071	2,927	3,074	5,114	4,657	7,221	7,151	7,059	6,930
Customer service and informational	2,523	2,842	1,285	1,064	1,047	782	1,539	1,511	1,581	1,478
Sales	342	266	286	136	340	590	1,132	1,800	1,570	1,550
Total operations and maintenance expenses	$338,660	$331,208	$320,803	$314,437	$290,800	$266,862	$264,188	$253,026	$231,175	$221,258

GAS OPERATIONS SEGMENT
	AT DECEMBER 31,
CUSTOMERS BY CLASS	2008	2007	2006	2005*	2004	2003**	2002	2001	2000	1999
Residential	1,738,202	1,732,573	1,704,456	1,635,115	1,537,434	1,456,857	1,382,406	1,325,534	1,266,737	1,205,742
Small commercial	78,190	77,970	76,962	75,549	72,953	71,466	70,267	69,546	67,945	66,550
Large commercial	1,314	1,310	1,219	1,222	1,221	1,270	1,271	1,288	1,331	1,142
Industrial / Other	343	347	370	386	383	397	415	418	418	451
Transportation	550	594	630	590	665	596	625	505	730	593
Total customers	1,818,599	1,812,794	1,783,637	1,712,862	1,612,656	1,530,586	1,454,984	1,397,291	1,337,161	1,274,478
ANNUAL CUSTOMER GROWTH RATE	0%	2%	4%	6%	5%	5%	4%	4%	5%	5%

SYSTEM THROUGHPUT BY CLASS	YEAR ENDED DECEMBER 31,
(In thousands of dekatherms)	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999
Residential	70,499	69,806	67,760	65,047	66,717	59,305	58,821	58,994	57,138	55,451
Small commercial	31,455	31,067	30,986	30,007	30,384	27,915	28,027	27,997	27,267	26,603
Large commercial	12,512	12,756	12,826	11,184	10,490	10,042	12,150	10,759	6,391	6,256
Industrial / Other	9,770	10,353	14,924	15,654	16,386	15,731	22,406	28,377	19,971	15,431
Transportation	116,419	112,842	117,524	127,396	125,827	133,690	132,515	126,820	148,270	118,686
Total system throughput	240,655	236,824	244,020	249,288	249,804	246,683	253,919	252,947	259,037	222,427

OPERATING MARGIN BY CLASS***	YEAR ENDED DECEMBER 31,
(In thousands)	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999
Residential	$ 503,397	$ 497,703	$ 466,990	$ 422,643	$ 413,977	$ 360,591	$ 352,883	$ 324,627	$ 304,064	$ 291,634
Small commercial	128,827	129,080	126,020	114,252	114,834	104,353	105,268	100,403	94,900	92,477
Large commercial	22,536	22,483	21,257	17,111	17,399	16,907	17,973	16,089	8,365	11,072
Industrial / Other	12,586	13,852	17,075	15,489	15,043	15,977	22,652	23,446	6,513	7,881
Transportation	68,072	65,454	62,064	57,631	55,033	54,022	53,745	50,990	62,158	58,060
Total operating margin	$ 735,418	$ 728,572	$ 693,406	$ 627,126	$ 616,286	$ 551,850	$ 552,521	$ 515,555	$ 476,000	$ 461,124

* Includes 19,000 customers associated with the acquisition of the South Lake Tahoe properties in April 2005.
** Includes 9,000 customers associated with the acquisition of Black Mountain Gas Company in October 2003.
*** Includes allocations of miscellaneous, unbilled, and other operating revenues.

SOUTHWEST GAS CORPORATION

MARKET PRICE PER SHARE	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999
High	$ 33.29	$ 39.95	$ 39.37	$ 28.07	$ 26.15	$ 23.64	$ 25.35	$ 24.67	$ 23.00	$ 29.50
Low	21.11	26.45	26.09	23.53	21.50	19.30	18.10	18.61	16.88	20.38
Close [1]	25.22	29.77	38.37	26.40	25.40	22.45	23.45	22.35	21.88	23.00

	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999
COMMON SHARES OUTSTANDING (in thousands) [1]	44,192	42,806	41,770	39,328	36,794	34,232	33,289	32,493	31,710	30,985
DIVIDEND YIELD [1]	3.6%	2.9%	2.1%	3.1%	3.2%	3.7%	3.5%	3.7%	3.7%	3.6%
DIVIDENDS DECLARED PER SHARE [2]	$ 0.90	$ 0.86	$ 0.82	$ 0.82	$ 0.82	$ 0.82	$ 0.82	$ 0.82	$ 0.82	$ 0.82
PRICE / EARNINGS RATIO [1]	18.01	15.11	18.54	22.96	15.78	19.69	17.63	19.27	17.93	17.97
RETURN ON EQUITY - TOTAL COMPANY [2]	6.0%	8.8%	10.3%	5.9%	8.5%	6.3%	7.5%	6.8%	7.4%	8.0%
RETURN ON EQUITY - GAS SEGMENT ONLY [2]	5.6%	8.1%	9.2%	4.8%	7.6%	5.9%	7.1%	6.2%	6.9%	7.5%
BOOK VALUE PER SHARE [1]	$ 23.48	$ 22.98	$ 21.58	$ 19.10	$ 19.18	$ 18.42	$ 17.91	$ 17.27	$ 16.82	$ 16.31

GAS OPERATIONS SEGMENT
	YEAR ENDED DECEMBER 31,
HEATING DEGREE DAY COMPARISON	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999
Actual	1,902	1,850	1,826	1,735	1,953	1,772	1,912	1,963	1,938	1,928
Ten-year average	1,893	1,936	1,961	1,956	1,913	1,931	1,963	1,970	1,991	2,031

	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999
NUMBER OF GAS SEGMENT EMPLOYEES [1]	2,447	2,538	2,525	2,590	2,548	2,550	2,546	2,507	2,491	2,482
CUSTOMERS / EMPLOYEE [1]	743	714	706	661	633	600	571	557	537	513
OPERATIONS & MAINTENANCE EXPENSE / CUSTOMER [2]	$ 188	$ 186	$ 185	$ 191	$ 187	$ 182	$ 188	$ 188	$ 179	$ 181
WEIGHTED AVERAGE COST OF GAS (per therm) [2]	$ 0.84	$ 0.81	$ 0.79	$ 0.71	$ 0.57	$ 0.46	$ 0.38	$ 0.55	$ 0.42	$ 0.28
CONSTRUCTION EXPENDITURES (in thousands) [2]	$ 279,254	$ 312,412	$ 305,914	$ 258,547	$ 274,748	$ 228,288	$ 263,576	$ 248,352	$ 205,161	$ 207,773
[1] At December 31,
[2] For the year ended December 31,

GAS OPERATIONS SEGMENT
Transportation Volumes and Operating Margin

	DEKATHERMS	OPERATING	DEKATHERMS	OPERATING
DIVISION/CUSTOMER TYPE	TRANSPORTED	MARGIN	TRANSPORTED	MARGIN

	Twelve Months Ended 12-31-08		Twelve Months Ended 12-31-07
Southern Nevada
Commercial	6,690,270	$6,165,176	6,349,959	$5,857,974
Industrial	4,080,708	2,753,317	4,872,982	3,072,177
Power Generation	66,495,916	11,501,940	59,235,856	9,973,427
Southern Nevada Totals	77,266,894	$20,420,433	70,458,797	$18,903,578

Northern Nevada (1)
Commercial	1,099,178	$609,780	1,097,299	$608,016
Industrial	6,588,701	2,005,782	6,104,353	1,810,671
Power Generation	13,431,712	5,486,447	14,902,237	6,049,978
Resale	6,919,364	18,833,991	5,511,786	17,512,500
Northern Nevada Totals	28,038,955	$26,936,000	27,615,675	$25,981,165

(1)	Includes transportation customers of Paiute Pipeline Company, a wholly owned subsidiary of Southwest Gas Corporation.

GAS OPERATIONS SEGMENT
Transportation Volumes and Operating Margin

	DEKATHERMS	OPERATING	DEKATHERMS	OPERATING
DIVISION/CUSTOMER TYPE	TRANSPORTED	MARGIN	TRANSPORTED	MARGIN

	Twelve Months Ended 12-31-08		Twelve Months Ended 12-31-07
Southern Arizona
Commercial	472,819	$826,028	215,436	$427,680
Industrial	1,545,300	1,758,377	1,380,172	1,150,529
Power Generation	158,292	274,697	3,429,591	1,178,557
Irrigation	385,837	394,324	195,193	598,348
Southern Arizona Totals	2,562,248	$3,253,426	5,220,392	$3,355,114

Central Arizona
Commercial	1,667,358	$2,638,029	1,615,310	$2,413,586
Industrial	3,188,253	5,489,799	4,933,184	7,248,908
Irrigation	2,038,120	2,479,028	111,596	255,777
Central Arizona Totals	6,893,731	$10,606,856	6,660,090	$9,918,271

GAS OPERATIONS SEGMENT
Transportation Volumes and Operating Margin

	DEKATHERMS	OPERATING	DEKATHERMS	OPERATING
DIVISION/CUSTOMER TYPE	TRANSPORTED	MARGIN	TRANSPORTED	MARGIN

	Twelve Months Ended 12-31-08		Twelve Months Ended 12-31-07
Southern California
Commercial	316,233	$434,017	557,723	$575,132
Industrial	480,973	198,790	1,382,648	328,318
Power Generation	859,947	621,127	946,883	791,220
Southern California Totals	1,657,153	$1,253,934	2,887,254	$1,694,670

Total Company (1)
Commercial	10,245,858	$10,673,030	9,835,727	$9,882,388
Industrial	15,883,935	12,206,065	18,673,339	13,610,603
Power Generation	80,945,867	17,884,211	78,514,567	17,993,182
Resale	6,919,364	18,833,991	5,511,786	17,512,500
Irrigation	2,423,957	2,873,352	306,789	854,125
TOTAL COMPANY	116,418,981	$62,470,649	112,842,208	$59,852,798

(1)	Includes transportation customers of Paiute Pipeline Company, a wholly owned subsidiary of Southwest Gas Corporation.